STKD Bitcoin & Gold ETF
Consolidated Schedule of Investments
December 31, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 37.4%	Shares	Value
iShares Bitcoin Trust ETF (a)	39,578	$2,099,613
ProShares Bitcoin ETF	205,138	4,673,043
SPDR Gold MiniShares Trust (a)	45,227	2,351,352
TOTAL EXCHANGE TRADED FUNDS (Cost $8,908,545)		9,124,008

SHORT-TERM INVESTMENTS - 26.5%
Money Market Funds - 26.5%
First American Government Obligations Fund - Class X, 4.41% (b)(c)	6,477,786	6,477,786
TOTAL SHORT-TERM INVESTMENTS (Cost $6,477,786)		6,477,786

TOTAL INVESTMENTS - 63.9% (Cost $15,386,331)		15,601,794
Other Assets in Excess of Liabilities - 36.1%		8,808,507
TOTAL NET ASSETS - 100.0%		$24,410,301
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.
(c)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

STKD Bitcoin & Gold ETF
Consolidated Schedule of Futures Contracts
December 31, 2024 (Unaudited)

The STKD Bitcoin & Gold ETF had the following futures contracts outstanding with PhillipCapital Inc.
Description	Contracts Purchased	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
CME Bitcoin Reference Rate (BRR)	36	01/31/2025	$16,941,600	$(451,429)
CME Micro Bitcoin	76	01/31/2025	715,312	(19,653)
Gold	84	02/26/2025	22,184,400	(276,485)
Micro Gold	2	02/26/2025	52,820	120
Net Unrealized Appreciation (Depreciation)				$(747,447)

Summary of Fair Value Disclosure as of December 31, 2024 (Unaudited)

STKD Bitcoin & Gold ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$9,124,008	$–	$–	$9,124,008
Money Market Funds	6,477,786	–	–	6,477,786
Total Investments	$15,601,794	$–	$–	$15,601,794

Other Financial Instruments:
Futures Contracts*	120	–	–	120
Total Other Financial Instruments	$120	$–	$–	$120

Liabilities:
Other Financial Instruments:
Futures Contracts*	(747,567)	–	–	(747,567)
Total Other Financial Instruments	$(747,567)	$–	$–	$(747,567)

* The fair value of the Fund's investment represents the net unrealized appreciation (depreciation) as of December 31, 2024.

Refer to the Consolidated Schedule of Investments for further disaggregation of investment categories.